SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


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                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): October 26, 1998



                      CHRYSLER FINANCIAL COMPANY L.L.C.
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              (Exact Name of Registrant as Specified in Charter)



         MICHIGAN                   1-5966                  52-2109803
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(State or Other Jurisdiction      (Commission            (I.R.S. Employer
     of Incorporation)            File Number)           Identification No.)



                   27777 Franklin Rd, Southfield, MI 48034
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             (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (248) 948-3060

                        CHRYSLER FINANCIAL CORPORATION
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        (Former Name or Former Address, if Changed Since Last Report.)




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      Item 5. Other Events.

      Pursuant to a Plan of Merger, dated as of October 22, 1998, effective as of October 25, 1998, Chrysler Financial Corporation (CFC) merged with and into Chrysler Financial Company L.L.C. (the Company), with the Company being the surviving entity. The purpose of the merger was to change the form of organization of CFC from a corporation into a limited liability company. Prior to the merger, the Company had no operations and had nominal assets and liabilities. In connection with the merger, the Company succeeded to all of the assets and liabilities of CFC.

      As a result of the merger, debt securities of CFC listed on the New York Stock Exchange have been assumed by the Company, which is deemed to have been registered under Section 12(b) of the Securities Exchange Act of 1934 pursuant to Rule 12g-3(a) of such act.




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                                  SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            CHRYSLER FINANCIAL COMPANY L.L.C.




                                            By:  /s/ Byron C. Babbish
                                                 ----------------------------
                                                   Byron C. Babbish
                                                   Assistant Secretary


Dated: October 26, 1998